UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Date of this Report October 4, 2011
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

CHDT Corporation, a Florida corporation, announced selected preliminary financial and operating results for fiscal quarter ending September 30, 2011, in three press releases, both attached hereto as Exhibits 99.1, 99.2 and 99.3.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

 EXHIBIT INDEX

99.1	October 12, 2011 Press Release by CHDT Corporation regarding preliminary financial results for fiscal quarter ending September 30, 2011.

99.2	October 11, 2011 Press Release by CHDT Corporation regarding preliminary financial results for fiscal quarter ending September 30, 2011.

99.3	October 4, 2011 Press Release by CHDT Corporation regarding preliminary financial results for fiscal quarter ending September 30, 2011.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on October 18, 2011, on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

By: /s/ James G. McClinton
 James G McClinton, Chief Operating Officer